UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 25, 2006

Charles River Laboratories International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-658-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 25, 2006, Charles River Laboratories International, Inc. ("CRL") received notice from the New York Stock Exchange ("NYSE") that Section 303A.02(a) of the NYSE Listed Company Manual requires that the director independence standards in CRL’s Corporate Governance Guidelines ("Guidelines") must be published in its annual proxy statement. The independence standards in CRL’s Guidelines are more stringent than the NYSE requirements, and we do not believe that our previous proxy statement disclosure was materially different from that required by the NYSE Listed Company Manual. However, after consultation with the NYSE, CRL has determined to make the disclosure specified by the NYSE in this current report on Form 8-K.
The proxy statement for CRL’s 2006 Annual Meeting of Shareholders identified our independent directors and indicated how director independence is evaluated. The proxy statement indicated that CRL’s Corporate Governance Guidelines are available from the office of CRL’s Corporate Secretary or through the Corporate Governance link on CRL’s website at www.criver.com under the "Investor Relations – Corporate Governance" caption, within our Corporate Governance Guidelines .
The independence standards in CRL’s Corporate Governance Guidelines provide as follows:
Annually, the Board analyzes and makes an affirmative determination as to the independence of its Board members to ensure that a majority of the Board consists of independent directors. The Board has adopted the following Director Qualification Standards to assist it in determining director independence. These Standards either meet or exceed the independence requirements of the New York Stock Exchange.
1. The Board has adopted a test for a material relationship that would impair a director's independence. The Board has determined that "material relationships" include commercial, industrial, banking, consulting, legal, accounting, charitable and family relationships. The Board has also determined that a "material customer relationship" exists when, within the preceding three years, a director is or has been an executive officer or employee, or whose immediate family member is or has been an executive officer, of a customer of the Company which (a) derives, or is expected to derive, 1% or more of its gross revenues from the Company, or (b) makes payments to or is expected to make payments to the Company that exceeds 1% or more of such customer's gross revenues. A "material customer relationship" does not exist when a director is an executive or retired executive of a customer of the Company, unless the threshold has been met.
2. A director will not be independent if, at the time of the independence determination, the director serves as an officer, director or trustee of a charitable organization and the Company's discretionary charitable contributions to the organization are more than 1% of that organization's total annual charitable receipts during its last completed fiscal year.
3. A director will not be considered independent if, within the preceding three years:
(a) the director was employed by the Company or an immediate family member of the director was employed by the Company as an executive officer;
(b) the director, or an immediate family member of the director, received more than $100,000 in any 12-month period in direct compensation from the Company (other than director's fees and pension or other forms of deferred compensation for prior service with the Company);
(c) the director was affiliated with or employed by the Company's independent auditor, or an immediate family member of the director was affiliated with or employed by the Company's independent auditor as a partner, principal, manager, or in any other professional capacity;
(d) an executive officer of the Company was on the compensation committee of the board of directors of a company that employed either the director or an immediate family member of the director as an executive officer;
4. A director will not be considered independent if:
(a) the director or a family member* is a current partner of the Company's internal or external audit firm, or the director is a current employee of such firm;
(b) the director has a family member* who is a current employee of the Company's internal or external audit firm and participates in the firm's audit assurance or tax compliance (but not tax planning) practice; or
(c) the director or a family member* was within the last three years (but is no longer) a partner or employee of the Company's internal or external audit firm and personally worked on the Company's audit.
5. In addition to the requirement that a majority of the Board satisfy the independence standards discussed herein, members of the Audit Committee must also satisfy an additional NYSE independence requirement. Specifically, Audit Committee members may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than director's compensation for their Committee and Board service. Members of the Audit Committee may continue to receive option grants as part of their compensation for their Board and Committee service.
6. All directors are required to deal at arm's length with the Company and its subsidiaries and to disclose circumstances material to the director that might be perceived as a conflict of interest. If an actual or potential conflict of interest develops because of a change in the business of the Company or a subsidiary, or in a director's circumstances (for example, significant and ongoing competition between the Company and a business with which the director is affiliated), the director should report the matter immediately to the Corporate Governance and Nominating Committee for evaluation and appropriate resolution. If a director has a personal interest in a matter before the Board, the director shall disclose the interest to the full Board, shall recuse himself or herself from participation in the discussion, and shall not vote on the matter.
7. The Company will not make any personal loans or extensions of credit to directors or executive officers of the Company.
* For this section only, "family member" means the director's spouse, minor child or stepchild, or an adult child or stepchild sharing a home with the director.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

August 30, 2006	By:	Joanne P. Acford

Name: Joanne P. Acford
Title: Corporate Senior Vice President, General Counsel and Corporate Secretary